Exhibit 10.68

SEVENTEENTH AMENDMENT TO EMPLOYMENT AGREEMENT

This Seventeenth Amendment to Employment Agreement (the “Seventeenth Amendment”) is made and entered into as of January 1, 2009, by and between KENNEDY-WILSON, INC., a Delaware corporation with its principal office located in Beverly Hills, California (the “Company”), and Freeman A. Lyle, Jr., an individual (“Employee”).

RECITALS

WHEREAS, Company and Employee have entered into that certain Employment Agreement dated as of April 1, 1996, and amended April 1, 1997, April 1, 1998, April 1, 1999, April 1, 2000, January 1, 2001, March 28, 2001, September 1, 2002, October 1, 2003, January 4, 2004, January 1, 2005, January 1, 2006, January 1, 2007, January 1, 2008, and June 1, 2008 (“Agreement”), providing for the employment of Employee by Company pursuant to the terms of such Agreement; and

WHEREAS, Company and Employee have agreed that the terms of the Employment Agreement should be modified to change the Term.

AMENDMENT TO AGREEMENT

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby amend the Agreement, effective as of January 1, 2009 as follows:

1.             The Term of the Agreement is extended until December 31, 2009. Therefore, Section 2 of the Agreement is amended such that the termination date of “December 31, 2008” is deleted and the termination date of “December 31, 2009” is inserted in lieu thereof.

Subject to the foregoing, the Employment Agreement remains in full force and effect, and Company and Employee hereby ratify and affirm the Employment Agreement in each and every respect.

IN WITNESS WHEREOF, the undersigned have executed this Tenth Amendment as of the date first above written.

“COMPANY”
KENNEDY-WILSON, INC.
A California Corporation

By:	/s/ William J. McMorrow
Chief Executive Officer

“EMPLOYEE”
/s/ Freeman Lyle, Jr

MEMORANDUM OF UNDERSTANDING

The following is set forth to memorialize Employee’s agreement to defer $100,000 of the $250,000 signing bonus that was earned and payable on March 28, 2001 at the execution of the Seventh Amendment to his Employment Agreement.

Based on the Employee’s agreement to defer payment of $100,000 the Company hereby guarantees payment of $100,000 to be made on December 17, 2001.

“COMPANY”
KENNEDY-WILSON, INC.
A California Corporation

By:	/s/ William J. McMorrow
Chief Executive Officer

“EMPLOYEE”
/s/ Freeman Lyle, Jr